UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2025

Rithm Capital Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
001-35777		45-3449660
(Commission File Number)		(IRS Employer Identification No.)

799 Broadway New York New York	10003
(Address of principal executive offices)	(Zip Code)

(212) 850-7770
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	RITM	New York Stock Exchange
7.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RITM PR A	New York Stock Exchange
7.125% Series B Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RITM PR B	New York Stock Exchange
6.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RITM PR C	New York Stock Exchange
7.00% Fixed-Rate Reset Series D Cumulative Redeemable Preferred Stock	RITM PR D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01  Regulation FD Disclosure.

Rithm Capital Corp. (the “Company”) is filing this Item 7.01 to this Form 8-K as required by the Delaware Court of Chancery (the “Court”) as further described below.

On July 25, 2024, plaintiff Arthur Adler (“Plaintiff”), a purported company stockholder, filed a complaint against the Company and the members of its board of directors (the “Board”), captioned Adler v. Nierenberg, C.A. No. 2024-0797-LWW (the “Action”). In the Action, Plaintiff alleged that the constitution of the Board violated Company’s Amended and Restated Certificate of Incorporation on the basis that the classes of the Board did not consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board. The Company and the Board completely denied the allegations in the Action and filed a motion to dismiss the Action with the Court on August 21, 2024.

As previously disclosed, on October 29, 2024, the Company announced that one director had resigned from the Board and that the Board had elected two directors, both effective as of November 1, 2024.  The parties agreed that these changes mooted the claims in the Action and on December 18, 2024, the Court entered an order dismissing the Action as moot but retained jurisdiction for the purposes of resolving Plaintiff’s counsel’s anticipated motion for an award of attorneys’ fees and expenses.

Without admitting the allegations in the complaint or any fault or wrongdoing, and solely to avoid the burden, expense, inconvenience and distraction of continued litigation, the Company agreed to pay $160,000 in attorneys’ fees and expenses to Plaintiff’s counsel to fully resolve any and all claims for fees and expenses, including attorneys’ fees, related to the Action.

On July 30, 2025, the Court entered a Stipulation and Order closing the case (the “Order”).  In connection with the Order, the Court required that the Company provide this notice.  The Court was not asked to review and did not pass judgment on the amount of attorneys’ fees and expenses or the service award.

If stockholders have any questions about the dismissal, they should contact Plaintiff’s counsel:  Christopher J. Kupka of Fields Kupka & Shukurov LLP, (212) 231-1500; Gustavo F. Bruckner of Pomerantz LLP, (212) 661-1100; and F. Troupe Mickler IV of Ashby & Geddes, P.A., (302) 654-1888.  Stockholders should not contact the Court with any questions.

Item 8.01. Other Events.

Option Plan Prospectus Supplement

On August 1, 2025, the Company filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement (the “Option Plan Prospectus Supplement”) to the prospectus dated August 1, 2025 included in the Company’s automatic shelf registration statement on Form S-3ASR (No. 333-289162) (the “Registration Statement”).  The Option Plan Prospectus Supplement was filed for the purpose of registering the issuance of securities pursuant to the Rithm Capital Corp. Nonqualified Stock Option and Incentive Award Plan (the “Plan”) or in connection with resales from time to time by certain individuals who are eligible to receive such securities.

Specifically, the Option Plan Prospectus Supplement registers 14,423,655 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) as to which awards have previously been granted under the Plan. The Company will receive the exercise or purchase price of certain stock-based awards under the Plan if and when such awards are exercised or purchased for cash.  The Company will not receive any proceeds if the stock-based awards are exercised on a cashless basis.

In connection with the filing of the Option Plan Prospectus Supplement, the Company is filing an opinion of its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, regarding the legality of the securities being registered, which opinion is attached as Exhibit 5.1 to this Current Report on Form 8-K.

ATM Prospectus Supplement

On August 1, 2025, the Company entered into Amendment No. 1 to the Distribution Agreement, dated August 1, 2025 (the “Distribution Agreement”), among the Company and BofA Securities, Inc., Barclays Capital Inc., BTIG, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Nomura Securities International, Inc., Raymond James & Associates, Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC. to sell shares of Common Stock (the “ATM Shares”) having an aggregate offering price of up to $500 million, of which $303,791,807 remains available for offer and sale, from time to time, through an “at-the-market” equity offering program (the “ATM Program”).

The ATM Shares will be offered and sold pursuant to the Company’s Registration Statement on file with the SEC.  The Company filed a prospectus supplement, dated August 1, 2025, with the SEC in connection with the offer, issuance and sale of the ATM Shares (the “ATM Prospectus Supplement”).

The foregoing description of the Distribution Agreement is a summary and is qualified in its entirety by reference to the full text of the Distribution Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The Company is also filing this Current Report on Form 8-K to provide a legal opinion of its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, regarding the legality of the securities covered by the ATM Prospectus Supplement, which opinion is attached hereto as Exhibit 5.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are being filed herewith:

No.	Description
1.1	Amendment No. 1 to the Distribution Agreement, dated August 1, 2025, by and among the Company and the sales agents party thereto.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the Option Plan Prospectus Supplement.

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the ATM Prospectus Supplement.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File — the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITHM CAPITAL CORP. (Registrant)

/s/ Nicola Santoro, Jr.
Nicola Santoro, Jr.
Chief Financial Officer and Chief Accounting Officer

Date: August 1, 2025